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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): COMMISSION FILE NUMBER
                  SEPTEMBER 6, 2001                      1-3822

                              CAMPBELL SOUP COMPANY

      NEW JERSEY                                          21-0419870
STATE OF INCORPORATION                        I.R.S. EMPLOYER IDENTIFICATION NO.



                                 CAMPBELL PLACE
                          CAMDEN, NEW JERSEY 08103-1799
                           PRINCIPAL EXECUTIVE OFFICES

                        TELEPHONE NUMBER: (856) 342-4800






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ITEM 5 - OTHER EVENTS

         On September 6, 2001, Campbell Soup Company announced fourth quarter results and fiscal 2001 results. A copy of the press release announcing this information is attached to this report as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

         99.1 Press release issued by Campbell Soup Company on September 6,
2001.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAMPBELL SOUP COMPANY


                                          By: /S/ John J. Furey
                                              ---------------------------
                                              Name:  John J. Furey
                                              Title: Corporate Secretary

Date: September 7, 2001

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EXHIBIT INDEX

EXHIBIT NUMBER               DESCRIPTION                  SEQUENTIAL PAGE NUMBER

     99.1          Press Release issued by Campbell Soup            13
                   Company on September 6, 2001